                                   FIFTH AMENDMENT



     FIFTH AMENDMENT (the "Amendment"), dated as of March 31, 1998, among TRISTAR AEROSPACE CO. (f/k/a Maple Leaf Aerospace, Inc.) ("Parent"), AEROSPACE ACQUISITION CORP. ("Holdings"), TRISTAR AEROSPACE, INC. (as successor by merger with Tri-Star Aerospace, Co.) (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and Bankers Trust Company, as Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                                 W I T N E S S E T H:


     WHEREAS, Parent, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of September 19, 1996, (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. Section 11 of the Credit Agreement is hereby amended by (i) deleting the definition of "Consolidated EBITDAR" contained therein and (ii) inserting the following new definition in lieu thereof:

          "Consolidated EBITDAR" shall mean, for any period Consolidated EBIT, adjusted by (i) adding thereto the amount of all amortization and depreciation, in each case that were deducted in arriving at Consolidated EBIT for such period and (ii) excluding therefrom the effects of any increase or decrease in inventory reserves to the extent such respective change to inventory reserves decreased or increased, as the case may be, Consolidated EBIT for the respective period.

     2. Section 11 of the Credit Agreement is hereby further amended by deleting the reference to "or Excess Inventory" appearing in the definition of "Consolidated Net Income" contained therein.

     3. In order to induce the Banks to enter into this Amendment, each of Parent, Holdings and the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Fifth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and
(ii) there exists no Default or Event of Default on the Fifth Amendment Effective Date; in each case both before and after giving effect to this Amendment.

     4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of Holdings, Parent, the Borrower and the Agent.

     6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     7. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when each of Parent, Holdings, the Borrower, and each Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile) the same to the Agent at the Notice Office.

     8. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.

                                    * * * *

     IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                             TRISTAR AEROSPACE, INC.



                                             By: /s/ Doug Childress
                                                -----------------------
                                                Title: EVP, Secretary and
                                                Treasurer



                                             AEROSPACE ACQUISITION CORP.



                                             By: /s/ Doug Childress
                                                -----------------------
                                                Title: EVP, Secretary and
                                                Treasurer


                                             TRISTAR AEROSPACE CO.



                                             By: /s/ Doug Childress
                                                -----------------------
                                                Title: EVP, Secretary and
                                                Treasurer


                                             BANKERS TRUST COMPANY



                                             By:
                                                -----------------------
                                                Title:

     IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                             TRISTAR AEROSPACE, INC.



                                             By:
                                                -----------------------
                                                Title:



                                             AEROSPACE ACQUISITION CORP.



                                             By:
                                                -----------------------
                                                Title:


                                             TRISTAR AEROSPACE CO.



                                             By:
                                                -----------------------
                                                Title:


                                             BANKERS TRUST COMPANY



                                             By: /s/  Gregory P. Shefrin
                                                ------------------------
                                                Title: Gregory P. Shefrin
                                                       Vice President

                                       PRIME INCOME TRUST



                                       By: /s/ Peter Gewirtz
                                          ----------------------
                                           Title: Peter Gewirtz
                                                  Authorized Signatory


                                       SENIOR DEBT PORTFOLIO
                                       By:   Boston Management and Research,
                                             as Investment Advisor



                                       By:
                                          ----------------------
                                          Title:


                                       KEYBANK N.A.



                                       By:
                                          ----------------------
                                          Title:



                                       LASALLE NATIONAL BANK



                                       By:
                                          ----------------------
                                          Title:



                                       MERRILL LYNCH SENIOR FLOATING
                                       RATE FUND, INC.



                                       By:
                                          ----------------------
                                          Title:

                                       PRIME INCOME TRUST



                                       By:
                                          ----------------------
                                          Title:


                                       SENIOR DEBT PORTFOLIO
                                       By:   Boston Management and Research,
                                             as Investment Advisor



                                       By: /s/ Payson F. Swaffield
                                          ------------------------
                                          Title: Payson F. Swaffield
                                                 Vice President



                                       KEYBANK N.A.



                                       By:
                                          ----------------------
                                          Title:



                                       LASALLE NATIONAL BANK



                                       By:
                                          ----------------------
                                          Title:



                                       MERRILL LYNCH SENIOR FLOATING
                                       RATE FUND, INC.



                                       By:
                                          ----------------------
                                          Title:

                                       PRIME INCOME TRUST



                                       By:
                                          ----------------------
                                          Title:


                                       SENIOR DEBT PORTFOLIO
                                       By:   Boston Management and Research,
                                             as Investment Advisor



                                       By:
                                          ----------------------
                                          Title:



                                       KEYBANK N.A.



                                       By: /s/ Sharon F. Weinstein
                                          ------------------------
                                          Title: Sharon F. Weinstein
                                                 Vice President



                                       LASALLE NATIONAL BANK



                                       By:
                                          ----------------------
                                          Title:



                                       MERRILL LYNCH SENIOR FLOATING
                                       RATE FUND, INC.



                                       By:
                                          ----------------------
                                          Title:

                                       PRIME INCOME TRUST



                                       By:
                                          ----------------------
                                          Title:


                                       SENIOR DEBT PORTFOLIO
                                       By:   Boston Management and Research,
                                             as Investment Advisor



                                       By:
                                          ----------------------
                                          Title:



                                       KEYBANK N.A.



                                       By:
                                          ----------------------
                                          Title:



                                       LASALLE NATIONAL BANK



                                       By: /s/ Steven Cohen
                                          ----------------------
                                          Title: First Vice President
                                                 Steven Cohen


                                       MERRILL LYNCH SENIOR FLOATING
                                       RATE FUND, INC.



                                       By:
                                          ----------------------
                                          Title:

                                       MERRILL LYNCH PRIME RATE
                                       PORTFOLIO



                                       By:
                                          ----------------------
                                          Title:


                                       PILGRIM AMERICA PRIME RATE TRUST



                                       By: /s/ Thomas C. Hunt
                                          ----------------------
                                          Title:  Thomas C. Hunt
                                                  Assistant Portfolio Manager


                                       VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST




                                       By:
                                          ----------------------
                                          Title:

                                       MERRILL LYNCH PRIME RATE
                                       PORTFOLIO



                                       By:
                                          ----------------------
                                          Title:


                                       PILGRIM AMERICA PRIME RATE TRUST



                                       By:
                                          ----------------------
                                          Title:



                                       VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST




                                       By: /s/ Jeffrey W. Maillet
                                          ----------------------
                                          Title:  Jeffrey W. Maillet
                                                  Senior Vice President &
                                                  Director

                                       -5-